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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2007

                            Broadview Institute, Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

         0-8508                                                  41-0641789
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 835-4455
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 16, 2007, C Square Educational Enterprises, dba Utah Career College (UCC), the Company's wholly owned subsidiary entered into a lease agreement with Myhre Holdings-Utah, LLC, an entity wholly owned by the Company's Chairman and CEO. The Company will lease a 31,200 square foot building located at 869 West Hillfield Road in Layton, Utah to be used for the operation of a school for an initial period of ten years with two additional five year options. The agreement is a "triple net" lease with a monthly base rent of $32,500 and an initial security deposit of $32,500. The Company will guaranty the lease. Terms of the lease were based on an evaluation by an independent commercial appraiser. The school opened in January 2007 and has been operating under an interim rental agreement with the same terms as noted above.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On November 1, 2006, the decision was made that Broadview Institute, Inc. would close its Chicago facility on November 30, 2006. The Chicago facility was used in the Company's Media Production business. The closing of the Chicago facility is part of the Company's transition planned to refocus the Company on its Education business. The Company has relocated the equipment used in its Chicago facility to its Minneapolis facility. On March 16, 2007, the Company executed a Termination Agreement with the Chicago landlord related to the remaining term of the Chicago facility lease. The Company will pay the landlord a one-time payment of $275,000 and forfeit a rent deposit of approximately $35,000 which totals $310,000. The Company made a provision for the intended lease termination of $300,000 during the third quarter ended December 31, 2006. The Company has been released from any and all obligation under the lease.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements: None.

     (b)  Pro forma financial information: None.

     (c)  Exhibits:

          99.1 Lease Agreement dated March 16, 2007

          99.2 Lease Guaranty dated March 16, 2007

          99.3 Termination Agreement dated March 16, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BROADVIEW INSTITUTE, INC.


Date: March 16, 2007                    By /s/ H. Michael Blair
                                           -------------------------------------
                                        Name: H. Michael Blair
                                        Title: Chief Financial Officer

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              BROADVIEW MEDIA, INC.
                            EXHIBIT INDEX TO FORM 8-K

Date of Report: March 16, 2007                       Commission File No.: 0-8508

EXHIBIT NO.   ITEM
-----------   ----
    99.1      Lease Agreement and Guaranty dated March 16, 2007
    99.2      Lease Guaranty dated March 16, 2007
    99.3      Termination Agreement dated March 16, 2007